UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: FEBRUARY 13, 2006


                              LISKA BIOMETRY, INC.
             (Exact name of registrant as specified in its chapter)


         FLORIDA                        333-94265                061562447
         -------                        ---------                ---------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)

                                 100 MAIN STREET
                           DOVER, NEW HAMPSHIRE 03820
                           --------------------------
               (Address of principal executive offices) (Zip Code)


                                 1-603-540-0828
                                 --------------
          (Telephone number, including area code, of agent for service)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23 0.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))



INFORMATION TO BE INCLUDED IN THE REPORT




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


LISKA BIOMETRY, INC. is referred to hereafter as "the Company," "we," or "our."


Item 1.01 Entry into a Material Definitive Agreement;

On February 13, 2006, Liska Biometry, Inc. (the "Company") entered into a Definitive Share Exchange Agreement whereby the Company has agreed to purchase all of the outstanding securities of Digital Card Systems, Inc. ("Digital Card"). In consideration for all of the shares of Digital Card, the Company will issue 25,000,000 shares of common stock. The closing will not take place until certain conditions, terms and financing are completed and met.


ITEM 9.01 Financial Statements and Exhibits

      (c) Index of Exhibits.

Exhibit
Number   Description
-------  -----------

10.1 Securities Exchange Agreement between the Company and Digital Card Systems, Inc.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 13, 2006

Liska Biometry, Inc.

By /s/ Chris LeClerc
Chris LeClerc
President and Director


                                INDEX TO EXHIBITS

Exhibit No.
-----------

10.1 Securities Exchange Agreement between the Company and Digital Card Systems, Inc.





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